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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No.'s 33-43599, 333-47131 and 333-61035.

                                          /s/ ARTHUR ANDERSEN, LLP

Phoenix, Arizona
     March 15, 1999.